SUPPLEMENT DATED MARCH 20, 2009
TO THE CLASS R-1, CLASS R-2, CLASS R-3, CLASS R-4 and CLASS R-5 PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

Risk/Return Summary

INTERNATIONAL GROWTH FUND

Replace the first paragraph and bulleted list with the following:

The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. The Fund invests in equity securities of foreign companies, which are:

  companies with their principal place of business or principal offices outside the U.S. or companies for which the principal securities trading market is outside the U.S.

MONEY MARKET FUND

Effective April 1, 2009, the Money Market Fund will not issue Class R-1, R-2, R-3, R-4, and R-5 shares ("R Class shares") to new investors. Retirement Plans that offer the Money Market Fund as an investment option on April 1, 2009 may, however, continue to purchase shares. Further, the Money Market Fund will not issue shares to Plans that offer the Fund as an option on April 1, 2009, but as of July 1, 2009, own no R Class Shares. Effective April 1, 2009, the Distributor will voluntarily waive the 12b-1 fee for the R Class shares.

PRINCIPAL LIFETIME STRATEGIC INCOME FUND

The investment objective for this Fund has been modified. The investment objective now is to seek current income and, as a secondary objective, capital appreciation.

MANAGEMENT OF THE FUNDS

Cash Management Program

On or about May 1, 2009, the following funds will be added to the Cash Management Program as described in the prospectus: International Fund I, LargeCap Blend Fund I, LargeCap Blend Fund II, LargeCap Growth Fund I, LargeCap Value Fund I, and SmallCap Growth Fund I.

The Sub-Advisors

Columbus Circle Investors

On March 1, 2009, Columbus Circle Investors added Thomas J. Bisighini as a portfolio manager to the LargeCap Growth Fund. Mr. Rizza is the lead portfolio manager, and Mr. Bisighini has responsibility for research and supports Mr. Rizza on the day-to-day management of the Fund.

Thomas J. Bisighini, CFA. Mr. Bisighini, Senior Vice President/Senior Securities Analyst, joined Columbus Circle Investors in May 2004. He earned a BS from Bentley College and an MBA in Finance from Fordham University. Mr. Bisighini has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Edge Asset Management, Inc.

Replace the biographical information for Randall L. Yoakum with the following:

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist and Head of Asset Allocation, joined Edge in 1999. He earned a Bachelor's degree from Pacific Lutheran University and an MBA from Arizona State University. He has earned the right to use the Chartered Financial Analyst designation. Mr. Yoakum's employment contract terminates December 31, 2009. He has elected not to renew his contract. Edge expects that Mr. Yoakum will continue as co-portfolio manager of the SAM Portfolios through December 31, 2009 and that Mr. Meighan, the co-portfolio manager of the SAM Portfolios since 2003, will continue as portfolio manager thereafter.

Dividends and Distributions

Effective April 21, 2009, the dividends and distribution schedule information for the Money Market Fund will change as follows:

The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. On the 20th day of each month (or the previous business day) the Fund will distribute its accumulated declared dividends and your dividend will be applied to purchase additional shares of the Fund monthly.